UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 15, 2010

LEHMAN BROTHERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9466	13-3216325
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1271 Avenue of the Americas
New York, New York
10020

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:
(646) 285-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K (the “Initial 8-K”) furnished to the Securities and Exchange Commission on April 15, 2010 by the Registrant.  This Amendment is being furnished for the sole purpose of updating Exhibit 99.1 to the Initial 8-K by refiling such Exhibit, together with all its exhibits.  This Amendment should be read in conjunction with the Initial 8-K.  Except for updating Exhibit 99.1, this Amendment does not modify or update in any way the Initial 8-K.

ITEM 9.01                                       Financial Statements and Exhibits.

(a)                                  Exhibits

99.1                           Debtors’ Disclosure Statement for Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors Pursuant to Section 1125 of the Bankruptcy Code, dated April 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN BROTHERS HOLDINGS INC.

Date: April 16, 2010	By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Debtors’ Disclosure Statement for Joint Chapter 11 Plan of Lehman Brothers Holdings Inc. and its Affiliated Debtors Pursuant to Section 1125 of the Bankruptcy Code, dated April 14, 2010.